AMENDMENT NO. 1

This Amendment No. 1 dated as of September 30, 2004 ("Amendment") is among LYONDELL-CITGO Refining LP, a Delaware limited partnership (the "Borrower"), Credit Suisse First Boston, as administrative agent for the Lenders ("Agent"), and the lenders listed on the signature pages to this Amendment ("Lenders").

INTRODUCTION

    The Borrower, the Agent, and the Lenders are parties to the Credit Agreement dated as of May 21, 2004 (the "Credit Agreement").

    The Borrower, the Agent, and the Lenders wish to amend the Credit Agreement in certain respects as provided herein.

    THEREFORE, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

      Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

      Definitions. In Section 1.01 of the Credit Agreement:

        the definition of "Applicable Margin" is amended in its entirety to read as follows:

        "Applicable Margin" means: (a) for Revolving Loans, (i) with respect to any Eurodollar Rate Loan, 2.5%; and (ii) with respect to any Base Rate Loan, 1.5% and (b) for Term Loans, (i) with respect to any Eurodollar Rate Loan, 2.0%; and (ii) with respect to any Base Rate Loan, 1.0%.

        the definition of "Consolidated Net Worth" is amended in its entirety to read as follows:

      "Consolidated Net Worth" means, as of the date of any determination, without duplication of amounts, (a) the remainder of (i) the aggregate amount of total assets of the Borrower and the Subsidiary Guarantors and (ii) the aggregate amount of the total liabilities of the Borrower and the Subsidiary Guarantors, in each case as of the end of the Borrower's most recently ended fiscal quarter and determined on a consolidated basis in accordance with GAAP; all as adjusted to exclude the effect of asset write-downs and other restructuring charges which are non-cash charges that are taken after March 31, 2004 not to exceed $25,000,000 in the aggregate.

      Voluntary Prepayments. Section 3.03 of the Credit Agreement is amended (a) by inserting "(except as otherwise provided in this section)" immediately after the text "without premium or penalty" and (b) by inserting the following at the end of the section:

      The Borrower shall pay for each voluntary prepayment in respect of a reduction in pricing of the Term Loans made on or before September 25, 2005 a prepayment premium equal to 1% of the then aggregate outstanding principal amount of the Term Loans on the date of such prepayment.

      Debt to Total Capitalization Ratio. Section 7.17(a) of the Credit Agreement is amended by substituting "0.85 to 1.00" for "0.75 to 1.00".

      Substitution of Lender. Section 3.07 of the Credit Agreement is amended in its entirety to read as follows:

      If (a) the obligation of any Lender to make or Convert Loans into Eurodollar Rate Loans has been suspended pursuant to Section 2.06(b), (b) any Lender has demanded compensation under Section 3.05, (c) any Lender has notified the Borrower that it is not capable of receiving payments without deduction or withholding pursuant to Section 3.06, or (d) any Lender fails to execute and deliver any consent, amendment or waiver to the Credit Agreement requested by the Borrower by a date specified by the Borrower (or gives the Borrower written notice prior to such date of its intention not to do so), the Borrower may replace such Lender by designating in a notice given to the Agent one or more Eligible Assignees to replace such Lender, which Eligible Assignee(s), if not already a Lender, shall be subject to the approval of the Issuers and Agent, which approval shall not be unreasonably withheld. If the Borrower so designates one or more Eligible Assignees, then the Agent shall give notice thereof to the Lender to be replaced, and thereupon, such Lender shall promptly consummate an assignment of such Lender's Commitment, Loans, Notes, participations in Letters of Credit and other rights and obligations hereunder relative to the Commitment of such Lender to such Eligible Assignee(s) (pro rata, if there is more than one Eligible Assignee, in accordance with the portions being assigned) in accordance with Section 10.06. For purposes of Section 3.04(a), a Lender consummating an assignment pursuant to this Section 3.07 shall be deemed to have been paid on the effective date of such assignment all its Loans then being assigned.

      Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders that:

        the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects (unless made as of a specific date set forth therein) as of the date of this Amendment;

        (i) the execution, delivery and performance of this Amendment are within the power and authority of the Borrower under its Charter Documents and the DRULPA and have been duly authorized by all proceedings required under its Charter Documents and the DRULPA and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered a proceeding in equity or at law); and

        as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.

      Effectiveness. This Amendment shall become effective as of the date of this Amendment, and the Credit Agreement shall be amended as provided in this Amendment, when (a) the Borrower shall have delivered to the Agent duly and validly executed by the Borrower originals of this Amendment, (b) the Required Lenders and each Term Lender shall have executed and delivered this Amendment to the Agent and the Borrower, (c) the Borrower shall have provided evidence to the Agent's reasonable satisfaction of its partnership authority to enter into this Amendment, and (d) the Borrower shall have paid to the Lead Arrangers the fees payable in connection with this Amendment under the engagement letter between the Borrower and the Lead Arrangers. The Agent will confirm in writing to the Borrower when these conditions have been satisfied.

      Effect on Loan Documents.

        Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or Lenders' rights under the Loan Documents, as amended.

        This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

      Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

      Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

LYONDELL-CITGO REFINING LP

By: /s/ William F. Thompson

By: William F. Thompson
Title: Vice President and

General Manager

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Agent and Lender

By: /s/ James P. Moran_______
Name: James P. Moran
Title: Director

By: /s/ Denise L. Alvarez
Name: Denise L. Alvarez
Title: Associate

BANK OF AMERICA, N.A.

By: /s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

WESTLB AG, NEW YORK BRANCH

By: /s/ Salvatore Battinelli
Name: Salvatore Battinelli
Title: Managing Director

By: /s/ Daniel Hitchcock
Name: Daniel Hitchcock
Title: Associate Director

Credit Americas

SUNTRUST BANK

By: /s/ David Edge
Name: David Edge
Title: Managing Director

FORTIS CAPITAL CORP

By: /s/ Darrell W. Holley____________

Name: Darrell W. Holley
Title: Managing Director

By:_____/s/ Casey Lowary__________

Name: Casey Lowary

Title: Senior Vice President

BANK OF OKLAHOMA N.A.

By: /s/ Robert D. Mattax
Name: Robert D. Mattax
Title: Senior Vice President

THE BANK OF NOVA SCOTIA

By: /s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH

By:______/s/ Yoram Dankner____________

Name: Yoram Dankner

Title: Managing Director

By: ______/s/ Luc Perrot_______________

Name: Luc Perrot

Title: Associate Director

CALYON NEW YORK BRANCH

By: ____/s/ Olivier Audemard__________

Name: Olivier Audemard

Title: Managing Director

By:_____/s/ Pierre Debray_____________

Name: Pierre Debray

Title: Managing Director

BANK OF SCOTLAND

By: /s/ Karen Workman
Name: Karen Workman
Title: Assistant Vice President

ALLIED IRISH BANKS PLC

By_______/s/ Aidan Lanigan______________

Name: Aidan Lanigan

Title: Assistant Vice President

By_______/s/ Mark K. Connelly____________

Name: Mark K. Connelly

Title: Vice President

NATIONAL CITY BANK

By: _____/s/ Michael A. Moose__________

Name: Michael A. Moose

Title: Assistant Vice President

SCOTIABANC INC.

By:_____/s/ William E. Zarrett____________

Name: William E. Zarrett

Title: Managing Director

BNP PARIBAS

By_______/s/ J. Onischuk______________

Name: J. Onischuk

Title: Director

By_______/s/ Larry Robinson______________

Name: Larry Robinson

Title: Director

NATEXIS BANQUES POPULAIRES

By: /s/ Daniel Payer _____________

Name: Daniel Payer
Title: Vice President

By:________/s/ Louis P. Laville, III________

Name: Louis P. Laville, III

Title: Vice President and Group Manager

SOCIETE GENERALE, NEW YORK BRANCH

By: _____/s/ Jeff Wood________________

Name: Jeff Wood

Title: Managing Director

UNION PLANTERS BANK N.A.

By: _____/s/ Keith S. Page______________

Name: Keith S. Page

Title: Vice President

COMMERZEBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: ____/s/ Steven R. Pottle_____________

Name: Steven R. Pottle

Title: Vice President

By: /s/ Andrew Kjoller
Name: Andrew Kjoller
Title: Vice President

JPMORGAN CHASE BANK

By: /s/ Robert C. Mertensotto
Name: Robert C. Mertensotto

Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By: _____/s/ Robert H. Riley III___________

Name: Robert H. Riley III

Title: Senior Vice President

ERSTE BANK DER OESTERREICHISCHEN SPARKASSAN AG

By: _____/s/ Bryan J. Lynch______________

Name: Bryan J. Lynch

Title: First Vice President

By: _____/s/ Patrick W. Kunkel____________

Name: Patrick W. Kunkel

Title: Director, Erste Bank

New York Branch

1888 FUND, LTD.

By: _____/s/ Kaitlin Trinh________________

Name: Kaitlin Trinh

Title: Vice President

ADDISON CDO, Limited

By: Pacific Investment Management Company

LLC, as its Investment Advisor

By: _____/s/ Mohan V. Phansalkar_________

Name: Mohan V. Phansalkar

Title: Managing Director

AIB DEBT MANAGEMENT LIMITED

By: /s/. Mark K. Connolly
Name: Mark K. Connolly
Title: Assistant Vice President

Investment Advisor to AIB Debt

Management, Limited

By:____/s/ Aidan Lanigan________________

Name: Aidan Lanigan

Title: Assistant Vice President

American Express Certificate Company

By: American Express Asset Management

Group as Collateral Manager

By: ___/s/ Yvonne Stevens___________

Name: Yvonne Stevens

Title: Senior Managing Director

AMMC CDO II, LIMITED

By: American Money Management Corp.,

As Collateral Manager

By: ____/s/ Chester M. Eng___________

Name: Chester M. Eng

Title: Senior Vice President

AMMC CDO III, LIMITED

By: American Money Management Corp.,

As Collateral Manager

By: ____/s/ Chester M. Eng___________

Name: Chester M. Eng

Title: Senior Vice President

APEX (TRIMARAN) CDO I LTD.

By: Trimaran Advisors, L.L.C.

By: ___/s/ David M. Millison__________

Name: David M. Millison

Title: Managing Director

ATRIUM CDO

By: _____/s/ David H. Lerner____________

Name: David H. Lerner

Title: Authorized Signatory

AVENUE CLO FUND LTD.

By: ___/s/ Richard D'Addario____________

Name: Richard D'Addario

Title: Senior Portfolio Manager

BABSON CLO LTD 2003-I

By: Babson Capital Management LLC as

Collateral Manager

By: ____/s/ John W. Stelwagon_______

Name: John W. Stelwagon

Title: Managing Director

BABSON CLO LTD 2004-I

By: Babson Capital Management LLC

By:____/s/ John W. Stelwagon_______

Name: John W. Stelwagon

Title: Managing Director

BANK OF MONTREAL

By: ____/s/ S. Valia___________________

Name: S. Valia

Title: Managing Director

BILL & MELINDA GATES FOUNDATION

By: Babson Capital Management LLC as

Investment Adviser

By: ____/s/ John W. Stelwagon_______

Name: John W. Stelwagon

Title: Managing Director

BLACKROCK SENIOR INCOME SERIES

By: ____/s/ Tom Colwell________________

Name: Tom Colwell

Title: Authorized Signatory

BUSHNELL CBNA LOAN FUNDING LLC

By: _____/s/___Janet Haack______________

Name: Janet Haack

Title: As Attorney-In-Fact

CALLIDUS DEBT PRTNS-CLO FD III

By: Callidus Debt Partners CLO Fund III, LLC

By: Its Collateral Manager, Callidus

Capital Management, LLC

By: _____/s/___Peter R. Bennitt____________

Name: Peter R. Bennitt

Title: Principal

CARLYLE HIGH YIELD PARTNERS II, LTD.

By: _____/s/___Linda Pace______________

Name: Linda Pace

Title: Managing Director

CARLYLE HIGH YIELD PARTNERS III, LTD.

By: _____/s/___Linda Pace______________

Name: Linda Pace

Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By: _____/s/___Linda Pace______________

Name: Linda Pace

Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.

By: _____/s/___Linda Pace______________

Name: Linda Pace

Title: Managing Director

Centurion CDO VII, Ltd.

By: American Express Asset Management

Group, Inc., as Collateral Manager

By: ________/s/__Robin C. Stancil________

Name: Robin C. Stancil

Title: Supervisor-Fixed Income

Support Team

CITADEL HILL 2000 LTD

By: ____/s/___Harry Amyette____________

Name: Harry Amyette

Title: Authorized Signatory

Citigroup Investments Corporate Loan Fund,

Inc.

By: Travelers Assest Management International Company LLC

By: ____/s/___Roger Yee________________

Name: Roger Yee

Title: Vice President

Close International Custody Services Limited as Custodian of

CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By: ____/s/___Jeffrey Megar______________

Name: Jeffrey Megar

Title: Director

By: ____/s/___Preston I. Carnes, Jr.________

Name: Preston I. Carnes, Jr.

Title: Managing Director

CLYDESDALE CLO 2001-1 LTD

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

By: ____/s/__Elizabeth MacLean___________

Name: Elizabeth MacLean

Title: Director

CLYDESDALE CLO 2003 LTD

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

By: ____/s/__Elizabeth MacLean___________

Name: Elizabeth MacLean

Title: Director

CLYDESDALE CLO 2004 LTD

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

By: ____/s/__Elizabeth MacLean___________

Name: Elizabeth MacLean

Title: Director

Columbus Loan Funding Ltd.

By: Travelers Asset Management International Company LLC

By: ___/s/___Roger Yee__________________

Name: Roger Yee

Title: Vice President

CONSTANTINUS EATON VANCE CDO V, LTD.

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By: ___/s/__Irina Borisova________________

Name: Irina Borisova

Title: Assistant Vice President

By: ___/s/__Maria Delellis________________

Name: Maria Delellis

Title: Assistant Vice President

CSAM FUNDING I

By: ____/s/__David H. Lerner______________

Name: David H. Lerner

Title: Authorized Signatory

CSAM FUNDING IV

By: ____/s/__David H. Lerner______________

Name: David H. Lerner

Title: Authorized Signatory

CYPRESS POINT TRADING LLC

By: ____/s/__Meredith J. Koslick___________

Name: Meredith J. Koslick

Title: Assistant Vice President

DIAMOND SPRINGS TRADING LLC

By: ____/s/__Meredith J. Koslick___________

Name: Meredith J. Koslick

Title: Assistant Vice President

EATON VANCE CDO III, LTD.

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE CDO VI, LTD.

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE SENIOR FLOATING RATE TRUST

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

EATON VANCE SENIOR INCOME TRUST

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

ENDURANCE CLO I, LTD.

By: ING Capital Advisors LLC,

As Collateral Manager

By: _____/s/__Robert D. Cohen___________

Name: Robert D. Cohen

Title: Vice President

ARCHIMEDES FUNDING III, LTD.

By: ING Capital Advisors LLC,

As Collateral Manager

By: _____/s/__Robert D. Cohen___________

Name: Robert D. Cohen

Title: Vice President

SEQUILS-ING I (HBDGM), LTD.

By: ING Capital Advisors LLC,

As Collateral Manager

By: _____/s/__Robert D. Cohen___________

Name: Robert D. Cohen

Title: Vice President

NEMEAN CLO, LTD.

By: ING Capital Advisors LLC,

As Collateral Manager

By: _____/s/__Robert D. Cohen___________

Name: Robert D. Cohen

Title: Vice President

EV-SENIOR DEBT PORTFOLIO

By: Boston Management and Research

As Investment Advisor

By: ____/s/__Michael B. Botthof___________

Name: Michael B. Botthof

Title: Vice President

FIDELITY ADV SERIES II:FAFR

By: ____/s/__John H. Costello___________

Name: John H. Costello

Title: Assistant Treasurer

FLAGSHIP CLO II

By: Flagship Capital Management, Inc.

By: ____/s/__Eric S. Meyer______________

Name: Eric S. Meyer

Title: Director

FLAGSHIP CLO 2001-1

By: Flagship Capital Management, Inc.

By: ____/s/__Eric S. Meyer______________

Name: Eric S. Meyer

Title: Director

FLOATING RATE INCOME STRATEGIES FUND, INC.

By: ___/s/__Omar Jama__________________

Name: Omar Jama

Title: Authorized Signatory

FOOTHILL INCOME TRUST, L.P.

By: FIT GP, LLC, its General Partner

By: ____/s/___Dennis R. Ascher____________

Name: Dennis R. Ascher

Title: Managing Member

Forest Multi-Strategy Master Fund SPC,

On behalf of its Multi-Strategy Segregated Portfolio

By: ____/s/__David Teolis________________

Name: David Teolis

Title: Portfolio Manager

FRANKLIN CLO I LTD.

By: ____/s/__Tyler Chan_________________

Name: Tyler Chan

Title: Vice President

FRANKLIN CLO II LTD.

By: ____/s/__Tyler Chan_________________

Name: Tyler Chan

Title: Vice President

FRANKLIN FLOATING RATE MASTER

By: ____/s/__Tyler Chan_________________

Name: Tyler Chan

Title: Vice President

FRANKLIN FLOATING RATE TRUST

By: ____/s/__Tyler Chan_________________

Name: Tyler Chan

Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By: ____/s/__Tyler Chan_________________

Name: Tyler Chan

Title: Vice President

GALAXY CLO 1999-1, LTD.

By: AIG Global Investment Corp., Its

Collateral Manager

By: _____/s/ W. Jeffrey Baxter____________

Name: W. Jeffrey Baxter

Title: Vice President

GALAXY III CLO LTD.

By: AIG Global Investment Corp., Its

Collateral Manager

By: _____/s/ W. Jeffrey Baxter____________

Name: W. Jeffrey Baxter

Title: Vice President

GENERAL ELECTRIC CAPITAL CORP

By: _____/s/ Kevin P. Walsh_____________

Name: Kevin P. Walsh

Title: Manager -- Operations

State Street Bank and Trust Company as Trustee for GMAM GROUP PENSION TRUST I

By: ____/s/ Matthew C. Daly______________

Name: Matthew C. Daly

Title: Vice President

GOLDENTREE LOAN OPPORTUNITIES I, LTD.

By: GoldenTree Asset Management, LP

By: ____/s/ Thomas H. Shandell__________

Name: Thomas H. Shandell

Title:

GOLDENTREE LOAN OPPORTUNITIES II, LTD.

By: GoldenTree Asset Management, LP

By: ____/s/ Thomas H. Shandell__________

Name: Thomas H. Shandell

Title

GRAYSON & CO

BY: BOSTON MANAGEMENT AND RESEARCH

AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

HARBOURVIEW CLO IV LTD

By: ____/s/ Bill Campbell________________

Name: Bill Campbell

Title: Manager

HARBOURVIEW CLO V LTD

By: ____/s/ Bill Campbell________________

Name: Bill Campbell

Title: Manager

HARCH CLO I LIMITED

By: _____/s/ Michael E. Lewitt___________

Name: Michael E. Lewitt

Title: Authorized Signatory

HIGHLAND OFFSHORE PARTNERS LP

By: Highland Capital Management, L.P.

As General Partner

By: _____/s/ Todd Travers_______________

Name: Todd Travers

Title: Senior Portfolio Manager

Highland Capital Management, L.P.

IDS Life Insurance Company

By: American Express Asset Management Group, Inc. as Collateral Manager

By: ____/s/ Yvonne Stevens_______________

Name: Yvonne Stevens

Title: Senior Managing Director

ING PRIME RATE TRUST

By: ____/s/ Charles E. LeMieux____________

Name: Charles E. LeMieux CFA

Title: Vice President

ING SENIOR INCOME FUND

By: ____/s/ Charles E. LeMieux____________

Name: Charles E. LeMieux CFA

Title: Vice President

KATONAH I, LTD.

By: ____/s/ Ralph Della Rocca_____________

Name: Ralph Della Rocca

Title: Authorized Officer

Katonah Capital, L.L.C.

As Manager

KATONAH II, LTD.

By: ____/s/ Ralph Della Rocca_____________

Name: Ralph Della Rocca

Title: Authorized Officer

Katonah Capital, L.L.C.

As Manager

KATONAH VI, LTD.

By: ____/s/ Ralph Della Rocca_____________

Name: Ralph Della Rocca

Title: Authorized Officer

Katonah Capital, L.L.C.

As Manager

LANDMARK IV CDO LTD.

By: Aladdin Capital Management LLC, as Manager

By: ____/s/ Angela Bozorgmir____________

Name: Angela Bozorgmir

Title: Director

LCM II LIMITED PARTNERSHIP

By: Lyon Capital Management LLC,

As Attorney-In-Fact

By: ____/s/ Farboud Tavanger____________

Name: Farboud Tavanger

Title: Senior Portfolio Manager

LIGHTPOINT CLO 2004-1, LTD.

By: ____/s/ Thomas A. Kramer____________

Name: Thomas A. Kramer

Title: Senior Managing Director &

Chief Executive Officer

Loan Funding III LLC

By: Pacific Investment Management Company

LLC, as its Investment Advisor

By: _____/s/ Mohan V. Phansalkar_________

Name: Mohan V. Phansalkar

Title: Managing Director

LOAN FUNDING VII LLC

By: Highland Capital Management, L.P.

As Collateral Manager

By: _____/s/ Todd Travers_______________

Name: Todd Travers

Title: Senior Portfolio Manager

Highland Capital Management, L.P.

LONG LANE MASTER TRUST II

By: ____/s/ Ann E. Morris_______________

Name: Ann E. Morris

Title: Authorized Agent

MAINSTAY FLOATING RATE FUND, a series of Eclipse Funds Inc.

By: New York Life Investment Management LLC

By: ____/s/ F. David Melka______________

Name: F. David Melka

Title: Director

MASSACHUSETTS MUTUAL LLIFE INSURANCE

By: Babson Capital Management LLC as Investment Adviser

By:____/s/ John W. Stelwagon_____________

Name: John W. Stelwagon

Title: Managing Director

MASTER SENIOR FLOATING RATE TRUST

By: ___/s/__Omar Jama__________________

Name: Omar Jama

Title: Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO

By: Merrill Lynch Investment Managers, L.P.

As Investor Advisor

By: ___/s/__Omar Jama__________________

Name: Omar Jama

Title: Authorized Signatory

ML CLO XV PILGRIM AMERICA

By: ____/s/ Charles E. LeMieux____________

Name: Charles E. LeMieux CFA

Title: Vice President

MONUMENT CAPITAL LTD. As Assignee

By: Alliance Capital Management L.P., as Investment Manager

By: Alliance Capital Management Corporation, as General Partner

By: _____/s/ Joel Serebransky_____________

Name: Joel Serebransky

Title: Senior Vice President

MONUMENT PARK CDO LTD

By: Blackstone Debt Advisors L.P.

As Collateral Manager

By: ____/s/ Dean Criares_________________

Name: Dean Criares

Title: Managing Director

MORGAN STANLEY PRIME INCOME TRUST

By: ____/s/ Elizabeth Bodisch_____________

Name: Elizabeth Bodisch

Title: Authorized Signatory

MOUNTAIN CAPITAL CLO III LTD

By: ____/s/___Regina Forman_____________

Name: Regina Forman

Title: Director

NATIONWIDE LIFE INS CO

By: ____/s/ Thomas S. Leggett_____________

Name: Thomas S. Leggett

Title: Associate Vice President

Public Bonds

NATIONWIDE MUTUAL INSURANCE CO

By: ____/s/ Thomas S. Leggett_____________

Name: Thomas S. Leggett

Title: Associate Vice President

Public Bonds

NUVEEN FLOATING RATE INCOME FUND, as a Lender

By: ____/s/ Lanny Mason_________________

Name: Larry Mason

Title: Portfolio Manager

NYLIM FLATIRON CLO 2004-1 LTD

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By: ____/s/ F. David Melka______________

Name: F. David Melka

Title: Director

OLYMPIC CLO I

By: ___/s/ John M. Casparian_____________

Name: John M. Casparian

Title: Chief Operating Officer

Centre Pacific Manager

ONE GROUP INCOME BOND FUND

By: ____/s/ James E. Gibson______________

Name: James E. Gibson

Title: Executive Vice President

OXFORD STRATEGIC INCOME FUND

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

PAMCO CAYMAN LTD

By: Highland Capital Management, L.P.

As Collateral Manager

By: _____/s/ Todd Travers_______________

Name: Todd Travers

Title: Senior Portfolio Manager

Highland Capital Management, L.P.

PILGRIM CLO 1999 -- 1 LTD

By: ____/s/ Charles E. LeMieux____________

Name: Charles E. LeMieux CFA

Title: Vice President

PINEHURST TRADING, INC.

By: ____/s/ Meredith J. Koslick____________

Name: Meredith J. Koslick

Title: Assistant Vice President

PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC

A Delaware limited liability company,

Its authorized signatory

By: ___/s/ Jon C. Heiny_______________

Name: Jon C. Heiny

Title: Counsel

By: ___/s/___James Fifield____________

Name: James Fifield

Title: Counsel

PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

By: HVB Credit Advisors LLC

By: ____/s/ Irv Roa_____________________

Name: Irv Roa

Title: Director

By: ____/s/ Charles P. Strause_____________

Name: Charles P. Strause

Title: Associate Director

REGIMENT CAPITAL LTD.

By: Regiment Capital Management, LLC

As its Investment Advisor

By: Regiment Capital Advisors, LLC

Its Manager and pursuant to delegated

Authority

By: _____/s/ Mark A. Brostowski_________

Name: Mark A. Brostowski

Title: Authorized Signatory

SEABOARD CLO 2000 LTD.

By: Babson Capital Management LLC as Collateral Manager

By: _____/s/__John W. Stelwagon__________

Name: John W. Stelwagon

Title: Managing Director

SEMINOLE FUNDING LLC

By: ____/s/__Meredith J. Koslick___________

Name: Meredith J. Koslick

Title: Assistant Vice President

SENIOR DEBT PORTOLIO

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

SEQUILS-Cumberland I, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By: ____/s/ Peter Sakon_________________

Name: Peter Sakon

Title: Vice President

SEQUILS-MAGNUM, LTD.

By: Pacific Investment Management Company

LLC, as its Investment Advisor

By: _____/s/ Mohan V. Phansalkar_________

Name: Mohan V. Phansalkar

Title: Managing Director

SEQUILS PILGRIM I LTD

By: ____/s/ Charles E. LeMieux____________

Name: Charles E. LeMieux CFA

Title: Vice President

SOL LOAN FUNDING LLC

By: _____/s/___Janet Haack______________

Name: Janet Haack

Title: As Attorney-In-Fact

Southport CLO, Limited

By: Pacific Investment Management Company

LLC, as its Investment Advisor

By: _____/s/ Mohan V. Phansalkar_________

Name: Mohan V. Phansalkar

Title: Managing Director

STONE TOWER CLO II LTD

By: Stone Tower Debt Advisors LLC,

As their Collateral Manager

By: ____/s/ William Sheoris______________

Name: William Sheoris

Title: Authorized Signatory

THE SUMITOMO TRUST & BANKING CO., LTD.

By: ____/s/ Elizabeth A. Quirk_____________

Name: Elizabeth A. Quirk

Title: Vice President

THE ONE GROUP HIGH YIELD BOND

By: ____/s/ James E. Gibson______________

Name: James E. Gibson

Title: Executive Vice President

TOLLI & CO.

BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: ____/s/__Michael B. Botthof__________

Name: Michael B. Botthof

Title: Vice President

TORONTO DOMINION (NEW YORK) INC.

By: ____/s/ Gwen Zirkle_________________

Name: Gwen Zirkle

Title: Vice President

VAN KAMPEN CLO I, LIMITED

By: Van Kampen Investment Advisory Corp

As Collateral Manager

By: ____/s/ Brad Langs_________________

Name: Brad Langs

Title: Executive Director

VAN KAMPEN CLO II, LIMITED

By: Van Kampen Investment Advisory Corp

As Collateral Manager

By: ____/s/ Brad Langs_________________

Name: Brad Langs

Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST

By: Van Kampen Investment Advisory Corp.

As Collateral Manager

By: ____/s/ Brad Langs_________________

Name: Brad Langs

Title: Executive Director

VENTURE III CDO LIMITED

By: ____/s/ Gretchen Bergstresser________

Name: Gretchen Bergstresser

Title: Managing Director

VENTURE IV CDO LIMITED

By: ____/s/ Gretchen Bergstresser________

Name: Gretchen Bergstresser

Title: Managing Director

VERITAS CLO I LTD.

By: ____/s/ John Randolph Watkins________

Name: John Randolph Watkins

Title: Executive Director

Waveland-INGOTS, LTD.

By: Pacific Investment Management Company

LLC, as its Investment Advisor

By: _____/s/ Mohan V. Phansalkar_________

Name: Mohan V. Phansalkar

Title: Managing Director

WHITEHORSE I, LTD.

By: WHITEHORSE CAPITAL PARTNERS, LP, AS COLLATERAL MANAGER

By: ____/s/ Jay Carvell__________________

Name: Jay Carvell

Title: Portfolio Manager